Nurix Therapeutics NX-5948 Clinical Update European Hematology Association Congress EHA2024 June 16, 2024

2 Important notice and disclaimers This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When or if used in this presentation, the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “should,” “will,” and similar expressions and their variants, as they relate to Nurix Therapeutics, Inc. (“Nurix”, the “Company,” “we,” “us” or “our”), may identify forward-looking statements. All statements that reflect Nurix’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding our future financial, business or development plans; our future performance, prospects and strategies; future conditions, trends, and other financial and business matters; our current and prospective drug candidates; the planned timing and conduct of the clinical trial programs for our drug candidates; the planned timing for the provision of updates and findings from our clinical studies; the potential benefits of our collaborations, including potential milestone and sales-related payments; the potential advantages of our DELigase platform and drug candidates; the extent to which our scientific approach, our DELigase platform, targeted protein modulation, and Degrader- Antibody Conjugates may potentially address a broad range of diseases; the extent animal model data predicts human efficacy; and the timing and success of the development and commercialization of our current and anticipated drug candidates. Forward-looking statements reflect Nurix’s current beliefs, expectations, and assumptions. Although Nurix believes the expectations and assumptions reflected in such forward-looking statements are reasonable, Nurix can give no assurance that they will prove to be correct. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, which could cause Nurix’s actual activities and results to differ materially from those expressed in any forward-looking statement. Such risks and uncertainties include, but are not limited to: (i) risks and uncertainties related to Nurix’s ability to advance its drug candidates, obtain regulatory approval of and ultimately commercialize its drug candidates; (ii) the timing and results of clinical trials; (iii) Nurix’s ability to fund development activities and achieve development goals; (iv) risks and uncertainties relating to the timing and receipt of payments from Nurix's collaboration partners, including milestone payments and royalties on future potential product sales; (v) the impact of macroeconomic events and conditions, including increasing financial market volatility and uncertainty, inflation, increasing interest rates, instability in the global banking system, uncertainty with respect to the federal budget and debt ceiling, the impact of war, military or regional conflicts, and global health pandemics, on Nurix’s clinical trials and operations; (vi) Nurix’s ability to protect intellectual property and (vii) other risks and uncertainties described under the heading “Risk Factors” in Nurix’s Quarterly Report on Form 10-Q for the fiscal quarter ended February 29, 2024, and other SEC filings. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. The statements in this presentation speak only as of the date of this presentation, even if subsequently made available by Nurix on its website or otherwise. Nurix disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal estimates and research are reliable, such estimates and research have not been verified by any independent source.

Agenda I. Introduction Arthur T. Sands, MD, PhD Chief Executive Officer, Nurix Therapeutics II. NX-5948 clinical presentation from EHA Kim Linton, MBChB, MRCP, PhD, FRCP University of Manchester and The Christie NHS Foundation Trust III. Patient journey and program next steps Paula G. O’Connor, MD Chief Medical Officer, Nurix Therapeutics IV. Concluding remarks & Q&A 3

Nurix Is Advancing a Pipeline of Propriety and Partnered Programs in Oncology and Inflammation & Immunology

MOA	Oncology program	Target	Therapeutic area	Discovery – Lead Op	IND enabling	Phase 1a	Phase 1b
TPD	NX-5948	BTK	B-cell malignancies				
TPD	NX-2127	BTK-IKZF	B-cell malignancies				
TPE	NX-1607	CBL-B	Immuno-Oncology				
TPD	Multiple	Undisclosed	Undisclosed				
TPD	Multiple	Undisclosed	Undisclosed				GILEAD
TPD	Multiple	Undisclosed	Undisclosed				sanofi
DAC	Multiple	Undisclosed	Oncology				Pfizer

MOA	I&I program	Target	Therapeutic area	Discovery – Lead Op	IND enabling	Phase 1a	Phase 1b
TPD	NX-5948	BTK	Inflammation / autoimmune				
TPD	NX-0479 / GS-6791	IRAK4	Rheumatoid arthritis and other inflammatory diseases				GILEAD
TPD	STAT6 degrader	STAT6	Type 2 inflammatory diseases				sanofi
TPD	Undisclosed	Undisclosed	Inflammation / autoimmune				sanofi

nurix

TPD: Targeted Protein Degradation; **TPE**: Targeted Protein Elevation; **DAC**: Degrader Antibody Conjugate

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• NX-5948 has demonstrated positive results from the ongoing Phase 1a clinical trial in patients with an objective response rate of 69.2% in heavily pretreated CLL patients including those with BTK inhibitor resistance mutations • Clinical responses in CLL patients were rapid and deepening with longer time on treatment and NX-5948 has been well tolerated with extended treatment durations in many patients • With an emerging best-in-class profile, Nurix is expanding to Phase 1b in CLL with plans to initiate pivotal development in 2025 5 Executive Summary NX-5948, an emerging best-in-class profile in CLL

Kim Linton, MBChB, MRCP, PhD, FRCP University of Manchester and The Christie NHS Foundation Trust 6

Latest Results from an Ongoing First-in-Human Phase 1a/b Study of NX-5948, a Selective Bruton’s Tyrosine Kinase (BTK) Degrader, in Patients with Relapsed/Refractory CLL and Other B-cell Malignancies Kim Linton, Graham P. Collins, Francesco Forconi, Nirav N. Shah, Karan Dixit, Talha Munir, Zulfa Omer, Dima El-Sharkawi, Jeanette Doorduijn, Alvaro Alencar, Pam McKay, John Riches, Mary Gleeson, David Lewis, Allison Winter, Sarah Injac, Ted Shih, Srinand Nandakumar, May Tan, Ganesh Cherala, Erin Meredith, Alexey Danilov EHA Hybrid Congress – June 16, 2024

• Targeted therapy focusing on two key pathways (BTK/BCL2) is standard of care in CLL and has changed the treatment landscape in front-line and relapsed/refractory settings • Emerging patterns of resistance limit the utility of currently available therapies: – BTK mutations confer resistance to both covalent and non-covalent BTK inhibitors (cBTKi and ncBTKi)1 – Some mutations lead to ‘kinase dead’ or ‘kinase overactive’ BTK mutants with intact B-cell receptor signaling through a scaffolding function of BTK2 8 Unmet Clinical Need: Relapsed/Refractory CLL Acquired resistance to BTK inhibitors presents a growing challenge in the treatment of CLL There is a need for a new treatment modality that can target both emerging resistant mutations and BTK scaffolding activity References 1. Noviski et al. XX Biennial International Workshop on CLL Meeting, Boston, MA. October 6-9, 2023 (Poster #2020) 2. Montoya et al. Science 2024;383

9 NX-5948 Mechanism of Action Utilize the ubiquitin-proteasome pathway to degrade BTK, a well-validated target in B-cell malignancies BTK degraders can overcome treatment-emergent resistance mutations BTK degraders have the potential to replace BTK inhibitors in the clinic BTK degraders show emerging activity in various B-cell malignancies BTK degraders address BTK scaffolding function

NX-5948-301: Trial Design

Phase 1a/b trial in adults with relapsed/refractory B-cell malignancies

Phase 1a dose escalation

Key eligibility criteria

- Age ≥18 years
- Relapsed/Refractory disease
- ≥2 prior lines of therapy (≥1 for PCNSL)
- ECOG PS 0–1 (ECOG PS 0–2 for PCNSL)

CLL/SLL (up to 66 patients)

- 50 mg QD
- 100 mg QD
- 200 mg QD
- 300 mg QD
- 450 mg QD
- 600 mg QD

NHL/WM (up to 66 patients)

- 50 mg QD
- 100 mg QD
- 200 mg QD
- 300 mg QD
- 450 mg QD
- 600 mg QD

Potential Phase 1b dose expansion (N = up to 160 patients)

Cohort	Population
CLL/SLL dose A	Prior BTKi and BCL2i
CLL/SLL dose B	Prior BTKi and BCL2i
MCL	Prior BTKi and anti-CD20 CIT
MZL	Prior anti-CD20 CIT and ≥2 prior LoT
WM	Prior BTKi and ≥2 prior LoT
DLBCL	Prior anthracycline, anti-CD20 CIT + 1 LoT
FL	Prior anti-CD20 CIT + 1 LoT
PCNSL/SCNSL	Who have progressed or had no response to ≥1 prior LoT

CLL, chronic lymphocytic leukemia; **SLL**, small lymphocytic lymphoma; **NHL**, non-Hodkgin's lymphoma; **MCL**, mantle cell lymphoma; **MZL**, marginal zone lymphoma; **WM**, Waldenstrom's macroglobulinemia; **DLBCL**, diffuse large B-cell lymphoma; **FL**, follicular lymphoma; **PCNSL**, primary CNS lymphoma; **SCNSL**, secondary CNS lymphoma; **CIT**, chemo-immunotherapy; **LoT**, lines of treatment; **BCL2i**, Bcl-2 inhibitor; **ECOG PS**, Eastern Cooperative Oncology Group (ECOG) performance status

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Patient Disposition

Patients were dosed in CLL (n=31) and NHL/WM (n=48) dose-escalation cohorts


Screened
(N=121)[a]
Screen failure
(n=39)
Assigned cohort
(N=79)
CLL dose escalation
(n=31)
Dosed (n=31)
50 mg: n=3
100 mg: n=5
200 mg: n=9
300 mg: n=8
450 mg: n=4
600 mg: n=2
Discontinued treatment (n=4)
Radiological progression: n=2
Clinical progression: n=1
Death: n=1
On treatment (n=27)
NHL/WM dose escalation (n=48)
DLBCL: n=14 (17.7%)[b]
MCL: n=12 (15.2%)[b]
PCNSL: n=9 (11.4%)[b]
MZL: n=6 (7.6%)[b]
WM: n=4 (5.1%)[b]
FL: n=3 (3.8%)[b]
Dosed (n=48)
50 mg: n=4
100 mg: n=3
200 mg: n=5
300 mg: n=9
450 mg: n=13
600 mg: n=14
Discontinued treatment (n=26)
Radiological progression: n=16
Clinical disease progression: n=6
Adverse event: n=2
Physician decision: n=1
Withdrew consent: n=1
On treatment (n=22)

[a]Includes 3 patients at screening but not yet enrolled on study at time of data cutoff; [b]Percent of total patient population

Data cutoff: 17 April 2024

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Baseline Demographics/Disease Characteristics Elderly population with multiple prior lines of targeted therapies Characteristics Patients with CLL (n=31) Patients with NHL/WM (n=48) Overall population (N=79) Median age, years (range) 69.0 (35–88) 66.5 (42–87) 67.0 (35–88) Male, n (%) 19 (61.3) 33 (68.8) 52 (65.8) ECOG PS, n (%) 0 1 13 (41.9) 18 (58.1) 13 (27.1) 33 (68.8) 26 (32.9) 51 (64.6) CNS involvement, n (%) 2 (6.5) 10 (20.8) 12 (15.2) Median prior lines of therapy (range) 4.0 (2–14) 4.0 (2–13) 4.0 (2–14) Previous treatmentsa, n (%) BTKi ≥2 BTKi Pirtobrutinib BCL2i BTKi and BCL2i CAR-T therapy Bispecific antibody PI3Ki Chemo/chemo-immunotherapies 30 (96.8) 11 (35.5) 7 (22.6) 28 (90.3) 27 (87.1) 2 (6.5) 1 (3.2) 9 (29.0) 24 (77.4) 29 (60.4) NA 7 (14.6) 7 (14.6) 7 (14.6) 11 (22.9) 7 (14.6) 4 (8.3) 48 (100.0) 59 (74.7) NA 14 (17.7) 35 (44.3) 34 (43.0) 13 (16.5) 8 (10.1) 13 (16.5) 72 (91.1) Mutation status, n (%) TP53 BTK PLCG2 14/30 (46.7) 13/30 (43.3) 6/30 (20.0) 4/42 (9.5) 0/42 (0.0) 2/42 (4.8) 18/72 (25.0) 13/72 (18.1) 8/72 (11.1) aPatients could have received multiple prior treatments; NA, not applicable; PI3Ki, PI3 kinase inhibitor; CAR-T, chimeric antigen receptor T-cell. 12Data cutoff: 17 April 2024

NX-5948 Is Well Tolerated

TEAEs in ≥10% of overall population or grade ≥3 TEAEs or SAEs in >1 patient

	Patients with CLL (n=31)			Overall population (N=79)		
TEAEs, n (%)	**Any grade**	**Grade ≥3**	**SAEs**	**Any grade**	**Grade ≥3**	**SAEs**
Purpura/contusion[a]	13 (41.9)	–	–	28 (35.4)	–	–
Thrombocytopenia[b]	7 (22.6)	1 (3.2)	–	21 (26.6)	7 (8.9)	–
Neutropenia[c]	7 (22.6)	6 (19.4)	–	16 (20.3)	12 (15.2)	–
Fatigue	7 (22.6)	–	–	14 (17.7)	2 (2.5)	–
Anemia	6 (19.4)	1 (3.2)	–	13 (16.5)	3 (3.8)	–
Petechiae	7 (22.6)	–	–	13 (16.5)	–	–
Rash[d]	8 (25.8)	–	1 (3.2)	13 (16.5)	1 (1.3)	1 (1.3)
Headache	6 (19.4)	–	–	12 (15.2)	–	–
Cough	4 (12.9)	–	–	11 (13.9)	1 (1.3)	–
Diarrhea	5 (16.1)	1 (3.2)	–	9 (11.4)	1 (1.3)	–
COVID-19[e]	2 (6.5)	–	–	8 (10.1)	2 (2.5)	2 (2.5)
Hypertension	1 (3.2)	1 (3.2)	–	6 (7.6)	4 (5.1)	–
Pneumonia[f]	2 (6.5)	1 (3.2)	1 (3.2)	5 (6.3)	4 (5.1)	4 (5.1)

- 1 DLT (non-protocol mandated drug hold; NHL)
- 2 TEAEs resulting in drug discontinuation (both NHL)
- 1 related SAE (TLS based on labs, no clinical sequelae)
- Grade 5 AE (pulmonary embolism, not deemed NX-5948 related)
- No additional safety signal with higher doses

[a]Purpura/contusion includes episodes of contusion or purpura; [b]Aggregate of 'thrombocytopenia' and 'platelet count decreased'; [c]Aggregate of 'neutrophil count decreased' or 'neutropenia'; [d]Aggregate of 'rash' and 'rash maculopapular' and 'rash pustular'; [e]Aggregate of 'COVID-19' and 'COVID-19 pneumonia'; [f]Aggregate of 'pneumonia' and 'pneumonia klebsiella'

AE, adverse event; **TEAE**, treatment emergent adverse event; **DLT**, dose-limiting toxicity; **SAE**, serious adverse event; **TLS**, tumor lysis syndrome.

Data cutoff: 17 April 2024

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NX-5948 Efficacy: Clinical Response

Broad antitumor activity in CLL as demonstrated by significant lymph node reduction and ORR

CLL disease-evaluable patients[a]	n=26
Objective response rate (ORR)[b], % (95% CI)	69.2 (48.2–85.7)
Best response, n (%)	
CR	0 (0.0)
PR / PR-L	18 (69.2)
SD	6 (23.1)
PD	2 (7.7)

[a]Patients without identified target lesion(s) at baseline are evaluated as disease-evaluable per iwCLL, while they may not be represented in waterfall plot; [b]Objective response rate includes CR + CRi + nPR + PR-L + PR



Lymph node size
% change from baseline in SPD of target lesion
80
60
40
20
0
-20
-40
-60
-80
-100
*
#
#
Ongoing

* Patient with Richter's Transformation (RT) to Hodgkin's on biopsy # Patients with CNS involvement at baseline

SPD, sum of products diameters; **CR**, complete response; **CRi**, complete response with incomplete marrow recovery; **PR**, partial response; **nPR**, nodular partial response; **PR-L**, partial response with rebound lymphocytosis; **SD**, stable disease; **PD**, progressive disease.

Data cutoff: 17 April 2024

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15 NX-5948 Efficacy: Duration of Treatment Durable responses seen in heavily pretreated patients with CLL BCL2i cBTKi ncBTKi ≥2 prior BTKi Select prior therapies * *Patient with Richter’s transformation to Hodgkin's on biopsy Median duration of treatment, months (range) 2.8 (0.2–15.2) Patients dose escalated during treatment, n 9 Data cutoff: 17 April 2024 Yes

0 10 20 30 40 50 60 0 50 100 150 200 250 300 Ce ll Co un ts (K /µ L) Study day ALC 16 16 weeks: Partial Response LN: –64% (>50% PR) Spleen: –68% (>50% PR) Plts: >100 (CR) Hgb: >11 g/dL (CR) Malignant cells in CSF: Y Case Study: Patient with CLL and CNS Involvement Deepening response over time approaching complete response criteria Baseline LN SPD: 625 cm2 Spleen: 16.1 cm Plts: 93 x 109/L Hgb: 10.4 g/dL Malignant cells in CSF: Y 24 weeks: Partial Response LN: –65% (>50% PR) Spleen: –55% (>50% PR) Plts: >100 (CR) Hgb: >11 g/dL (CR) Malignant cells in CSF: N 36 weeks: Partial Response LN: all <1.5 cm (CR) Spleen: –87% (>50% PR)* Plts: >100 (CR) Hgb: >11 g/dL (CR) Malignant cells in CSF: N Data cutoff: 17 April 2024 References Hansen GM. Oral presentation at AACR Annual Meeting 2024, San Diego, CA. April 9, 2024 Prior treatments 1. Idelalisib: 2015 – 2018 2. Venetoclax-Rituximab: 2018 – 2022 3. Acalabrutinib: 2022 – June 2023 Molecular and cytogenetic features TP53, BCL2, SF3B1, Del (17p) *Normal spleen: 13 cm; 36 week: 13.4 cm The overall response assessments are from the investigators while the individual parameter response assessment criteria are calculated per iwCLL from the data entered LN, lymph nodes; Plts, platelets; Hgb, hemoglobin; CSF, cerebrospinal fluid 8 weeks: Stable Disease LN: –53% (>50% PR) Spleen: –13% (–49% to +49% SD) Plts: >100 (CR) Hgb: >11 g/dL (CR) Malignant cells in CSF: Y

Mutation Status and BTK Degradation NX-5948 induces rapid and robust degradation of wild-type and mutant BTK 17 Patients with CLL (n=30) Mutation status, n (%) BTKa 13 (43.3) C481S 7 (23.3) L528b 2 (6.7) T474c 3 (10.0) V416d 1 (3.3) G541V 1 (3.3) aPatients could have multiple BTK mutations; BTK mutations were tested at baseline by NGS centrally. ≥5% allelic frequency is reported. bL528W, L528S; cT474F,T474I; dV416L, V416M. Data cutoff: 17 April 2024MFI, mean fluorescence intensity 0 1000 2000 3000 4000 5000 BTK degradation in CLL with BTK mutations BT K M FI (b ac kg ro un d su bt ra ct ed ) M ea n ± SE M Day 2 Day 15 Day 22 Day 29Day 8 BTK T474F/I (n=3) BTK C481S (n=7) BTK L528W/S (n=2*) BTK V416L/M (n=1) *1 patient has both BTK L528S and G541S Wild type (n=15) *1 patient has both BTK L S and G541S B F/I (n=3) B 481S (n=7) B 528 / (n=2*) B L/ ild type (n=15)

18 Clinical Activity in Patients with Baseline Mutations Treatment resistance and poor-prognosis genetic mutations *Patient with Richter’s transformation to Hodgkin's on biopsy • Baseline treatment-resistance and poor prognosis mutations were common, indicating a genetically diverse and hard-to-treat CLL patient population • No genotypic profile was linked to intrinsic NX-5948 resistance Data cutoff: 17 April 2024 * * Treatment resistance mutations Poor- prognosis mutations BTK PLCG2 TP53 SF3B1 ATM NOTCH1

19 Clinical Activity in Patients with Baseline Mutations Treatment resistance and poor-prognosis genetic mutations • Baseline treatment-resistance and poor prognosis mutations were common, indicating a genetically diverse and hard-to-treat CLL patient population • No genotypic profile was linked to intrinsic NX-5948 resistance * Data cutoff: 17 April 2024 * BTK mutations (43% of patients) BTK T474F BTK V416M BTK T474I BTK V416L BTK C481S BTK L528S BTK G541V BTK L528W *Patient with Richter’s transformation to Hodgkin's on biopsy

• NX-5948 was well tolerated in patients with NHL and CLL, with no increased safety signal at higher doses • Deep and durable clinical responses were observed in a difficult-to-treat CLL patient population: – Heavily pretreated patient population with unfavorable genetic mutations associated with poor prognosis and BTK inhibitor resistance mutations – Robust clinical activity in patients with CLL with 69.2% ORR and all responses ongoing as of April 17, 2024: o Rapid responses - majority of responses (15/18) seen at the first scan (8 weeks) o Durable and deepening responses with longer time on treatment (27/31 patients still on study) o No patient profile associated with intrinsic resistance to NX-5948 • These data support the continued development of NX-5948 in the treatment of CLL where Phase 1b dose expansion is planned. Additional data in NHL/WM will be presented in 2H 2024 20 Conclusions: Positive results from the ongoing Phase 1 study of novel BTK degrader NX-5948

Paula G. O’Connor, MD Chief Medical Officer Nurix Therapeutics 21

Two additional case studies highlighting the activity of NX-5948 to address patients with high unmet medical needs NX-5948: The Patient Journey

Relevant Medical History • Atrial fibrillation: Dx Jul 2022 • Hypothyroidism: Dx May 2022 • Hypertension: Dx Jul 2022 • Fatigue: Dx Oct 2023 • Disease related cytopenias: Dx 2022-23 Molecular, Cytogenetics and other baseline features • Del(11q, 13q)*, IGHV unmutated* • BTK T474I mutation** • Bulky disease (5 of 6 target lymph nodes >5 cm in longest diameter) • Splenomegaly 23 Case Study 1: CLL Patient with Extensive Prior Treatment Site City of Hope Age, M/F 61, male Diagnosis CLL Initial diagnosis 2008 Prior progression 12 Sep 2023 Dose 200 mg daily IwCLL response PR Status On treatment Current cycle Cycle 8 Prior Systemic Therapies • FCR: 2009-2010 • Ibrutinib + rituximab: 2012 • Venetoclax: 2018 • Acalabrutinib: 2021 • Chlorambucil + obinutuzumab: 2021 • Zanubrutinib: 2022 • Lisocabtagene maraleucel: 2022 • Duvelisib: 2022-23 • Pirtobrutinib + obinutuzumab: 2023 • R-CHOP: 2023 • Pirtobrutinib + bendamustine + obinutuzumab: 2023 Reason for pirtobrutinib + bendamustine + obinutuzumab discontinuation: Progressive disease Data cutoff: 31 May 2024* From medical records; ** Central lab

0 5 10 15 20 25 0 20 40 60 80 100 120 140 160 180 200 Ce ll Co un t ( K/ uL ) Study Day ALC 24Data cutoff: 31 May 2024 Case Study 1: CLL Patient with Extensive Prior Treatment Rapid and sustained lymph node reduction with improving hematologic features Baseline LN SPD: 163.2 cm2 Spleen: 16.1 cm (abnl) Plts: 109 K/µl (normal per iwcLL) Hgb: 10.3 g/dL (low) Constitutional sx: fatigue 8 weeks: Partial Response LN: -64.5% ( > 50% PR) Spleen: -19.4% (SD) Plts: 156 K/µL (Normal per iwCLL) Hgb: 12 g/dL (CR) Constitutional sx: resolved 16 weeks: Partial Response LN: -71.2% ( > 50% PR) Spleen: +16.1% (SD) Plts: 137 K/µL (Normal per iwCLL) Hgb: 12.2 g/dL (CR) Constitutional sx: resolved The overall response assessments are from the investigators, while the individual parameter response assessment criteria are calculated per iwCLL from the data entered.

25 Relevant Medical History • Supraventricular tachycardia: Jun 2018 - present • Peripheral neuropathy: Oct 2018 - present • Hearing loss: Apr 2008 - present • Tinnitus: Apr 2008 - present • Chronic kidney disease: Jul 2019 – present Prior Systemic Therapies • Campath + rituximab: Nov 2008 – Mar 2009 • Bendamustine + rituximab: Nov 2010 – Mar 2011 • Ibrutinib: Dec 2013- Aug 2018 • Acalabrutinib: Aug 2018 – Aug 2019 • Ublituximab+ umbralisib+ venetoclax: 13 Aug 2019 – 13 Jul 2020 Molecular/ Cytogenetics • IgHV unmutated*, Del 11q, Del13q* • TP53 mutated**, SF3B1 mutated**, NOTCH1 mutated** • PLCG2 mutated** Baseline clinical features • Bulky disease (1 target lymph node >5cm longest diameter, 6 total) • Splenomegaly Site Northwestern Age, M/F 66, M Diagnosis CLL Initial diagnosis 2008 Prior progression 2 Nov 2023 Dose 200 mg daily IwCLL response PR Status On treatment Current cycle Cycle 8 Case Study 2: CLL Patient with High-Risk Features Extensive prior treatment with CIT, nBTKi, BCL2i, and PI3K Data cutoff: 31 May 2024* From medical records; ** Central lab

0 20 40 60 80 100 120 140 160 180 0 20 40 60 80 100 120 140 160 180 200 Ce ll Co un t ( K/ ul ) Study Day ALC 26 8 weeks: Partial Response LN: -59% ( > 50% PR) Spleen: -68% (> 50% PR) Plts: 332 K/µl (Normal) Hgb: + 21% (SD) Initial lymphocytosis consistent with BTK targeted MOA.*Normal spleen= <13 cm 24 wk: 12.8 cm The overall response assessments are from the investigators, while the individual parameter response assessment criteria are calculated per iwCLL from the data entered. 16 weeks: Partial Response LN: -72% ( > 50% PR) Spleen: - 92% ( > 50% PR) Plts: 306 K/µl (Normal) Hgb: > 11 (CR) 24 weeks: Partial Response LN: -80% ( > 50% PR) Spleen*: <13 cm (CR) Plts: 299 K/µl (Normal) Hgb: > 11 (CR) Case Study 2: CLL Patient with High-Risk Features Early clinical activity deepening over time Baseline LN SPD: 85.22 cm2 Spleen*: 18.9 cm (abnl) ALC: 130 K/µl (high) Plts: 242 K/µl (normal) Hgb: 8 g/dL (low) Data cutoff: 31 May 2024

NX-5948: Next Steps in CLL

Next Steps: Expand Phase 1b in Select CLL Populations Enable Pivotal Trial Initiation in 2025 Phase 1b expansion in CLL Pivotal trials in 3L+ CLLCLL/SLL (n = 80-160) Two monotherapy dose levels to be selected from Phase 1a dose escalation Includes multiple cohorts in clinically meaningful populations e.g. prior BTKi and BCL-2i, BTKi resistance mutations, 2L with high- risk genetics (TP53 mut/del 17p) 3L+ monotherapy post-BTKi/post-BCL2i (Fast Track Designation) Single-arm and randomized controlled trial options 1L/2L monotherapy study Randomized controlled trial 1L/2L fixed duration combinations Randomized controlled trial 28 Combination basket study CLL/SLL (n = TBD) Potential combinations for CLL: • venetoclax • obinutuzumab • rituximab Pivotal trials in 1L/2L CLL

Conclusions: Nurix Plans To Accelerate Development of NX-5948 with First Pivotal Study To Be Initiated in 2025  CLL: Clear demonstration of clinical activity in difficult to treat populations • Advancing to an expanded Phase 1b across a wide range of CLL subpopulations • Preparing for initiation of pivotal trial(s) in 2025 in 3L+ CLL where we have Fast Track Designation with a ~70% ORR observed to date • Planning for a broad and parallel Phase 3 program across lines of therapy as monotherapy and in combination with other approved agents  NHL: Broad activity with deep responses seen across NHL subtypes • Preparing for Phase 1b expansion in selected NHL subtypes with initial focus on monotherapy in indolent indications • Additional data in NHL patients will be presented in 2H 2024 29

Arthur T. Sands, MD, PhD Chief Executive Officer Nurix Therapeutics 30

Nurix Therapeutics: Planning for Success  We believe NX-5948 is a potential best-in-class drug that can replace BTK inhibitors and offer patients important treatment options  We have a team that can successfully accelerate development to move to pivotal trial(s) in 2025  We have built a robust and growing pipeline of oncology and immunology drugs both wholly-owned and with industry leading partners and retained product rights  We are appreciative of support from our investors, our investigators, and most importantly from our patients 31

Questions & Answers 32